Variable Funds Trust	Equity	4.30.2014

Guggenheim Variable Funds Trust Summary Prospectus

Series Name
Series M	(Macro Opportunities Series)

Before you invest, you may wish to review the Series’ Prospectus, which contains more information about the Series and its risks. You may obtain the Prospectus and other information about the Series, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/variable-fund-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com.

The Series’ Prospectus and SAI, each dated April 30, 2014, as revised from time to time, and the Series’ most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMVTMO-0414x0415	guggenheiminvestments.com

Series M (Macro Opportunities Series)

INVESTMENT OBJECTIVE

Series M seeks to provide total return, comprised of current income and capital appreciation.

FEES AND EXPENSES OF THE SERIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Series and the Subsidiary	0.89%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.66%
Extraordinary Expense	0.01%
Interest Expense	0.04%
Remaining Other Expenses	0.61%
Total Annual Fund Operating Expenses	1.80%
Fee Waiver (and/or expense reimbursement)[1]	0.30%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.50%
[1]

The Investment Manager has contractually agreed through May 1, 2015 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Series to an annual rate of 1.45% of the average daily net assets of the Series. The Investment Manager has also contractually agreed to waive the management fee it receives from the Series in any amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue for so long as the Series invests in the Subsidiary, and may be terminated with the approval of the Series’ Board of Trustees. The Series may have “Total Annual Fund Operating Expenses after Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$537	$947	$2,091

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal period (from the Series’ inception through December 31, 2013), the Series’ portfolio turnover rate was 49% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Series will seek to achieve its investment objective by investing in a wide range of fixed income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”) believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.

While the Series will principally invest in securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Series may hold securities of any duration or maturity. Securities in which the Series may invest may pay fixed or variable rates of interest. The Series may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Series may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Series may gain exposure to such commodity instruments by investing a portion of the Series’ total assets in a wholly-owned subsidiary, which is organized as a limited liability company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverages imposed by the Investment Company Act of 1940 (“1940 Act”). The Series must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Series may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes. The Series may, consistent with its status as a non-diversified mutual fund, focus its investments in a limited number of issuers.

The Series also may engage in collateralized loan obligations (“CLOs”), repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Series. The Series may engage, without limit, in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Series may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs and or dollar rolls).

The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities (or spreads between securities) that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought has the potential to lead to higher returns, lower volatility and lower correlation of returns as compared to benchmark indices.

The Investment Manager may determine to sell a security for several reasons including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Series may hold, without limit, fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Series will use the higher rating for purposes of determining the security’s credit quality. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Series can make temporary defensive investments and may not be able to pursue its objective.

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PRINCIPAL RISKS

The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Asset-Backed and Mortgage-Backed Securities Risk—Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Collateralized Loan Obligations Risk—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Series invests. In addition, CLOs carry risks including interest rate risk, credit risk and default risk. Certain CLOs obtain their exposure through synthetic investments. These CLOs entail the risks of derivative instruments.

Commercial Paper Risk—The Series may invest in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity. Such investments are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate. Commercial paper can be affected by changes in interest rate and the creditworthiness of the issuer.

Commodities Risk—The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Commodity-Linked Investing—Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Risk—The Series could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Series’ other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Emerging Markets Risk—Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s

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financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk—Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Series because the Subsidiary is not registered under the 1940 Act. The Series is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Series also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Series and the Subsidiary, respectively, are organized, could result in the inability of the Series and/or the Subsidiary to operate as intended and could negatively affect the Series and its shareholders.

Leverage Risk—The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Series to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Series’ net asset value, causing the Series to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk—The Series is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Market Risk—The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Series in a different country or geographic region.

Municipal Securities Risk—Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

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Non-Diversification Risk—The Series is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Series is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Real Estate Securities Risk—The Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Series. In the event of bankruptcy of the borrower, the Series could experience losses or delays in recovering the loaned securities.

Short Sales Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Series’ ability to engage in short selling.

Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

Tax Risk—The Series will seek to gain exposure to the global commodities markets by investing in the Subsidiary. In order to qualify for favorable tax treatment as a regulated investment company (“RIC”), the Series must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. Based on the principles underlying such rulings, the Series may seek to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal consideration. Additionally, the Series has not received such a PLR, and is not able to rely on private letter rulings issued to other taxpayers.

The IRS may ultimately conclude and assert that income and gains from the Subsidiary will not be considered qualifying income for purposes of determining whether the Series remains qualified as a RIC for U.S. federal income tax purposes. Furthermore, the tax treatment of investments in commodities through subsidiaries may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Series’ taxable income or any gains

6	SUMMARY PROSPECTUS

and distributions made by the Series. If the Series does not meet the qualifying income test, it may be able to cure such a failure. However, if the Series attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Series.

PERFORMANCE INFORMATION

No performance information is shown for the Series because it commenced operations in April 2013. Performance information for the Series will appear in a future version of the Prospectus, once the Series has a full calendar year of performance information to report. Updated performance is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

MANAGEMENT OF THE SERIES

INVESTMENT MANAGER

Guggenheim Partners Investment Management, LLC, d/b/a Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

PORTFOLIO MANAGERS

B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and James W. Michal are primarily responsible for the day-to-day management of the Series. They hold the titles of Chief Investment Officer; Senior Managing Director; Senior Managing Director & Portfolio Manager; and Managing Director & Portfolio Manager, respectively, with the Investment Manager. They have managed the Series since its inception.

PURCHASE AND SALE OF SERIES’ SHARES

Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION

Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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